Exhibit 10.1
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL
TO:
Horwood Marcus & Berk Chtd.
180 North LaSalle Street
Suite 3700
Chicago, Illinois 60601
Attn: J. David Ballinger, Esq.
FOURTH MODIFICATION TO
MORTGAGE, ASSIGNMENT OF LEASES
AND RENTS, AND SECURITY AGREEMENT
     THIS FOURTH MODIFICATION TO MORTGAGE, ASSIGNMENT OF LEASES, AND RENTS, AND SECURITY AGREEMENT (“Modification”) is made as of the 28th day of December, 2006, by LIME ENERGY CO., a Delaware corporation (formerly known as Electric City Corp.) (“Mortgagor”) and AMERICAN CHARTERED BANK, an Illinois banking association (together with its successors and assigns “Bank”).
W I T N E S S E T H
     A. Mortgagor entered into that certain Mortgage, Assignment of Leases and Rents and Security Agreement dated as of May 29, 2002 and recorded with the Cook County Recorder of Deeds as Document Number #0020628480 in favor of Bank, as amended by that Amended and Restated Mortgage, Assignment of Leases and Rents, and Security Agreement dated September 9, 2004 and recorded on April 16, 2005 as Document #0410732101, that certain Amended Mortgage Modification recorded on January 10, 2005 as Document #0501002435, and that certain Third Modification to Mortgage recorded on January 10, 2006 as Document #0601043120 (collectively, the “Mortgage”); and
     B. The property encumbered by the Mortgage is commonly known as 1280 Landmeier, Elk Grove Village, Illinois legally described on Exhibit A attached hereto and made a part hereof (the “Property”); and
     C. The Mortgage secures the payment of the indebtedness of Mortgagor to Bank evidenced by that certain Second Amended and Restated Mortgage Note dated December 28, 2006, by Mortgagor in favor of Bank, in the maximum principal amount of $526,000.00 (the “Mortgage Note”). The Mortgage Note is secured by, among other things, the Mortgage, together with all other documents, instruments and agreements entered into or delivered in connection with the Mortgage and the Mortgage Note (collectively, the “Loan Documents”);
     D. Mortgagor has requested that the Bank extend the Maturity Date from February 1, 2007 to February 1, 2008, and Bank is willing to accommodate such requests, subject to the terms and conditions of this Modification.
     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Mortgage be and is hereby modified and amended as follows:
     1. Amended and Restated Revolving Note. All references in the Mortgage to the Note shall be deemed to refer to the Second Amended and Restate Mortgage Note dated the date hereof, in the maximum principal amount of $526,000.00 (together with any amendments, modifications, extensions, renewals or replacements thereof “Second Amended and Restated Mortgage Note”).
     2. Full Force and Effect. The provisions of the Mortgage, as amended hereby, are in full force and effect and the Mortgage as so amended is hereby ratified and confirmed and all representations and warranties made therein remain true and correct as of the date hereof.
     3. Priority. Nothing herein contained shall in any manner affect the lien or priority of the Mortgage, or the covenants, conditions and agreements therein contained or contained in the Loan Documents, as amended.
     4. Conflict. In the event of conflict between any of the provisions of the Mortgage and this Modification, the provisions of this Modification shall control.
     5. Representations. Mortgagor hereby renews, remakes and reaffirms the representations and warranties contained in the Mortgage and Loan Documents.
     6. Counterparts. This Modification may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Modification by signing one or more counterparts.
     7. Binding. This Modification is binding upon, and inures to the benefit of, the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, this Modification has been duly executed as of the day and year first above written.

LIME ENERGY CO., a Delaware corporation
By:	/s/ Jeffrey Mistarz
Name:	Jeffrey Mistarz
Its:	Chief Financial Officer

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)
     On this day, before me, the undersigned, a Notary Public in and for the county and state aforesaid, that Jeffrey Mistarz, Chief Financial Officer of LIME ENERGY CO., a Delaware corporation, personally appeared before me and personally known to me the person who executed this Mortgage and acknowledged to me that the execution thereof was his free and voluntary act and deed and as the free and voluntary act of the company for the uses and purposes therein mentioned.
     Given under my hand and official seal this 28th day of December, 2006.

(SEAL)	/s/ Tammy L. Koeller

Notary Public

	My commission expires:	August 6, 2008

EXHIBIT A
Legal Description
LOT 9 IN GULLO INTERNATIONAL CONTEMPORARY PARK, BEING A RESUBDIVISION OF LOT 230 IN HIGGINS INDUSTRIAL PARK UNIT 165, BEING A SUBDIVISION IN THE SE 1/4 OF SECTION 27, TOWNSHIP 41 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN (EXCEPTING THEREFROM THE NORTH 220.00 FEET OF THE EAST 420.00 FEET) IN COOK COUNTY, ILLINOIS.

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